SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  October 24, 2018

                        INTERFACE, INC.
(Exact name of Registrant as Specified in its Charter)

Georgia	001-33994	58-1451243
(State or other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

2859 Paces Ferry Road, Suite 2000 Atlanta, Georgia	30339
(Address of principal executive offices)	(Zip code)

Registrant's telephone number, including area code:  (770) 437-6800

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
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☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
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Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company                          ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

ITEM 7.01 REGULATION FD DISCLOSURE

On October 24, 2018, Interface, Inc. (the "Company") issued a press release reporting its financial results for the third quarter of 2018 and providing certain forward-looking information regarding the Company's projected results for its complete fiscal year 2018 (the "Earnings Release").  The Company disclosed in the Earnings Release under the heading "Fiscal Year 2018 Outlook" projected 2018 gross profit margin of 38.5 – 39% and projected selling, general and administrative ("SG&A") expenses of 27 – 27.5% as a percentage of net sales.  As explained in the Company's earnings conference call broadcasted publicly this morning, the gross profit margin and SG&A expense as disclosed were adjusted measures, not in accordance with generally accepted accounting principles in the United States ("GAAP").

Due to the high variability and difficulty in making accurate forecasts and projections of some of the information excluded from these estimates, together with some of the excluded information not being ascertainable or accessible, the Company is unable to quantify certain amounts that would be required to be included in the most directly comparable GAAP financial measures without unreasonable efforts.  Consequently, no disclosure of estimated comparable GAAP measures is included and no reconciliation of the forward-looking non-GAAP financial measures is included;  although the majority of the difference will be due to effects from the nora systems acquisition.

The information set forth in this Item 7.01 shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Non-GAAP Financial Measures in the Earnings Release

The Earnings Release includes, as additional information for investors, the Company's estimated adjusted gross profit margin and its estimated adjusted SG&A expenses as a percentage of net sales.  These measures are not in accordance with financial measures calculated in accordance with GAAP and may be different from similarly titled non-GAAP financial measures used by other companies.  Non-GAAP financial measures should not be used as a substitute for, or considered superior to, GAAP financial measures.

Estimated adjusted gross profit margin excludes purchase price accounting amortization and transaction related expenses in connection with the Company's acquisition of nora systems.  Estimated adjusted SG&A expenses also exclude transaction costs related to the nora acquisition.

Since the Company engages in acquisitions only episodically, and not as an everyday matter, the Company believes presenting certain measures excluding the effects of acquisitions facilitates focus on normal ongoing operations.  The Company generally believes reporting its adjusted results helps investors' understanding of historical operating trends, because it facilitates comparison to prior periods during which unique events affecting more recent results may not have occurred.  The Company also believes that adjusted results provide supplemental information for comparisons to other companies which may not have experienced the same events underlying the adjustments.  Furthermore, the Company uses adjusted results internally as supplemental information to evaluate its own performance, for planning purposes and in connection with its compensation programs.

Forward-Looking Statements in this Form 8-K

This Current Report on Form 8-K contains forward-looking statements related to the Company's projected 2018 adjusted gross profit margin and its projected 2018 adjusted SG&A expense as a percentage of net sales. The forward-looking statements set forth above involve a number of risks and uncertainties that could cause actual results to differ materially from such statements, including: the risk that the Company may have overestimated the future contribution of the nora business to the Company's combined results; risks related to integration of the combined businesses; risks related to the increased indebtedness the Company incurred to complete the acquisition; risks related to the increased reliance on international business the Company will experience; and risks and uncertainties associated with economic conditions in the commercial interiors industry.

Additional risks and uncertainties that may cause actual results to differ materially from those predicted in forward-looking statements also include, but are not limited to, the discussion of specific risks and uncertainties under the subheading "If we fail to realize the expected synergies and other benefits of the nora acquisition, our results of operations and stock price may be negatively affected" in "Risk Factors" in the Company's Quarterly Report on Form 10-Q for the quarterly period ended July 1, 2018, as well as the following subheadings in "Risk Factors" in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2017: "Sales of our principal products have been and may continue to be affected by adverse economic cycles in the renovation and construction of commercial and institutional buildings"; "We compete with a large number of manufacturers in the highly competitive floorcovering products market, and some of these competitors have greater financial resources than we do. We may face challenges competing on price, making investments in our business or on product design"; "Our success depends significantly upon the efforts, abilities and continued service of our senior management executives, our principal design consultant and other key personnel (including sales personnel), and our loss of any of them could affect us adversely"; "Our substantial international operations are subject to various political, economic and other uncertainties that could adversely affect our business results, including by restrictive taxation or other government regulation and by foreign currency fluctuations"; "Concerns regarding the European sovereign debt and market perceptions about the instability of the euro, the potential re-introduction of individual currencies within the Eurozone, the potential dissolution of the euro entirely, or the U.K. exiting the European Union, could adversely affect our business, results of operations or financial condition"; "Large increases in the cost of petroleum-based raw materials could adversely affect us if we are unable to pass these cost increases through to our customers"; "Unanticipated termination or interruption of any of our arrangements with our primary third party suppliers of synthetic fiber or our sole third party supplier for luxury vinyl tile ("LVT") could have a material adverse effect on us"; "We have a significant amount of indebtedness, which could have important negative consequences to us"; "The market price of our common stock has been volatile and the value of your investment may decline"; "Our earnings in a future period could be adversely affected by non-cash adjustments to goodwill, if a future test of goodwill assets indicates a material impairment of those assets"; "Changes to our facilities could disrupt our operations"; "Our business operations could suffer significant losses from natural disasters, catastrophes, fire or other unexpected events"; and "Disruptions to or failures of our information technology systems could adversely effect on our business."

Any forward-looking statements are made pursuant to the Private Securities Litigation Reform Act of 1995 and, as such, speak only as of the date made.  The Company assumes no responsibility to update or revise forward-looking statements made in this press release and cautions readers not to place undue reliance on any such forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERFACE, INC.

By:	/s/ David B. Foshee
David B. Foshee
Vice President
Date: October 25, 2018